UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): December 12, 2008

THE PBSJ CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-30911	59-1494168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 West Cypress Street

Suite 200

Tampa, Florida 33607

(Address of principal executive office)

Registrant’s telephone number, including area code (813) 282-7275

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 15, 2008, The PBSJ Corporation, a Florida corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) among Judy Mitchell, John R. Stewart and Eduardo Vargas (collectively, the “Sellers”), pursuant to which the Company agreed to purchase all of the issued and outstanding shares of capital stock of Peter R. Brown Construction, Inc. (“Peter Brown”), a Florida corporation, for an aggregate purchase price of $16.0 million (the “Purchase Price”), subject to adjustment as provided therein (the “Transaction”). The Purchase Price will consist of (i) $12.0 million in cash and (ii) $4.0 million of restricted shares (the “Transaction Shares”) of the Company’s Class A common stock, par value $0.00067 per share (the “Class A Common Stock”), to be issued pursuant to the Company’s 2008 Employee Restricted Stock Plan (as amended as described below, the “Plan”). The closing of the Transaction is expected to take place on or about December 31, 2008 (the “Closing Date”). The aggregate number of Transaction Shares to be issued to the Sellers in connection with the Transaction will be based on the price per share of the Company’s Class A Common Stock as determined in accordance with the valuation as of September 30, 2008 prepared by the Company’s independent valuation firms (the “Valuation Price”). However, if the Valuation Price is not determined as of the Closing Date, then (i) for purposes of the closing, the Valuation Price for the Transaction Shares will be $29.68 and (ii) the Valuation Price and the number of Transaction Shares issued at closing will be adjusted accordingly upon the determination of the September 30, 2008 valuation to reflect the actual September 30, 2008 valuation. Upon the closing of the Transaction, the Company will enter into an employment agreement with each of the Sellers for a period of three (3) years following the Closing Date.

The Purchase Agreement contains various restrictions on the Sellers’ ability to transfer the Transaction Shares as well as customary representations, warranties, covenants and indemnification provisions, subject to certain specified limits. The closing of the Transaction is subject to certain customary closing conditions, including among others, those relating to the accuracy of the representations and warranties on the Closing Date, no material adverse changes in the business or financial condition of Peter Brown or the Company, the satisfaction of certain valuation conditions with respect to the Valuation Price per share of the Class A Common Stock, the delivery of certain ancillary agreements (including an escrow agreement for a portion of the Purchase Price consisting of $200,000 in cash and $1,000,000 in Transaction Shares), the establishment of a surety program by Peter Brown with terms reasonably satisfactory to the Company and entry into the employment agreements described above.

The Purchase Agreement also provides that, following the closing, the Company will make available to Peter Brown a bonus pool (“Bonus Pool”) of restricted shares of the Company’s Class A Common Stock valued at $1.0 million (the “Bonus Pool Shares”) to be issued to certain employees of Peter Brown pursuant to the Plan, subject to a 3-year vesting period. The aggregate number of Bonus Pool Shares that will constitute the Bonus Pool will be determined based on the final Valuation Price.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On the Closing Date, the Transaction Shares will be issued in reliance upon the exemption from registration under Section 4(2) of the Securities Act of 1933 (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder. At the time of issuance, the Shares will not be registered under the Act and will be “restricted securities” as such term is defined by Rule 144 under the Securities Act.

The description of the Transaction Shares contained in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference and is qualified in its entirety by reference to the full text of the Purchase Agreement, a form of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e) Other Events - Amendment to Material Compensatory Plan

Amendment to the Company’s 2008 Employee Restricted Stock Plan

On December 12, 2008, the Board of Directors of the Company adopted an amendment (the “Amendment”) to the Plan in order to: (i) clarify that awards of restricted stock under the Plan need not be compensatory and may be made as consideration for stock or other equity interests in, and/or assets of, another entity paid by the Company or any of its subsidiaries pursuant to a merger, consolidation, stock purchase, asset purchase, or other transaction; (ii) permit awards to be made to individuals that the committee administering the Plan anticipates will become “eligible employees” under the Plan (“Eligible Employees”), provided that no award may be effective unless and until the individual in fact becomes an Eligible Employee; and (iii) allow the committee administering the plan, in its sole and absolute discretion, to permit awards to be pledged, assigned or transferred by a participant in accordance with the Company’s Bylaws.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, and to the Restricted Stock Plan, which was attached as Exhibit 10.36 to the Registration Statement on Form S-8 filed by the Company on January 23, 2008.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated December 15, 2008, among The PBSJ Corporation, as buyer, and Judy Mitchell, John R. Stewart and Eduardo Vargas, as Sellers.

10.2	Amendment, dated December 12, 2008, to The PBSJ Corporation 2008 Employee Restricted Stock Plan (incorporated by reference to Exhibit 10.36 filed as part of the Company’s Registration Statement on Form S-8, filed on January 23, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PBSJ CORPORATION

Date: December 18, 2008	By:	/S/ DONALD J. VRANA
	Name:	Donald J. Vrana
	Title:	Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated December 15, 2008, among The PBSJ Corporation, as buyer, and Judy Mitchell, John R. Stewart and Eduardo Vargas, as Sellers.

10.2	Amendment, dated December 12, 2008, to The PBSJ Corporation 2008 Employee Restricted Stock Plan (incorporated by reference to Exhibit 10.36 filed as part of the Company’s Registration Statement on Form S-8, filed on January 23, 2008).

4